Exhibit 10.17

3rd AMENDMENT

RESTATED DEL MONTE FOODS

RETAIL BROKERAGE AGREEMENT

This Third Amendment (“3rd Amendment”) dated January 26, 2010 shall amend the Restated Del Monte Foods Retail Brokerage Agreement dated November 4, 2008 and subsequently amended on May 4, 2009 and September 22, 2009 (the “Agreement”), by and between Del Monte Corporation, a corporation with its main business office at One Market @ the Landmark, San Francisco, California 94105 (the “Client”) and Advantage Sales & Marketing LLC, a limited liability company with its main business office at 18100 Von Karman Avenue, Suite 900, Irvine, CA 92612 (“Broker”).

WHEREAS, the parties desire to amend the Agreement to (1) revise Attachment B-2A as indicated per edits attached creating Attachment B-2B.

NOW, THEREFORE, in acknowledgement of good and valuable consideration, the sufficiency of which is acknowledged, the parties agree to add to the Agreement as follows:

1.	Attachment B-2B: The parties agree to replace the current “Attachment B-2A” in its entirety with a new “Attachment B-2B” as contained herein.

2.	No Other Change: Except as modified by the Third Amendment, the Agreement will remain in full force and effect as set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized representatives as of the date first above written.

ADVANTAGE SALES & MARKETING LLC		DEL MONTE CORPORATION

By:	/s/ Chris Oliver	By:	/s/ Tim Cole

Name:	Chris Oliver	Name:	Tim Cole

Title:	President, Sales	Title:	Executive Vice President

Date:	January 20, 2010	Date:	January 26, 2010

ATTACHMENT B-2B

Exclusions

DEL MONTE CORPORATION

RETAIL GROCERY BROKERAGE AGREEMENT

Broker shall not receive brokerage commissions on sales of Client’s products to the following customers unless they are specifically designated on Attachment C:

Direct Mass Merchandising

Wal*Mart	Sam’s
Wal*Mart Super Center	Warehouse Club
(See WMSC Retail, Attach. B-1)	Costco
Wal*Mart Neighborhood Markets	Wholesale Depot
BJ’s
Max Club
Price Mart

National Retailers	Leeper Customers

Kroger (Coordinated and West)	Those customers in the Pittsburgh/Cleveland
Safeway	territory serviced by Louis F. Leeper Co.
Publix	and its affiliates
Delhaize
Meijer
HEB
K-Mart

Provided, however, that Broker shall be compensated as mutually agreed by the parties for back office support services provided to Client.

Dollar Stores

Family Dollar
Big Lots
Grocery Outlet
Bargain Wholesale

Pet Specialty

PetCo
PetSmart
Pet Supplies Plus
Pet Supermarkets
Pet Specialty distributors

Produce

No commission payable with respect to those markets identified on Schedule B-2

ATTACHMENT B-2B

EXCLUDED PRODUCE MARKETS

Oklahoma

Kansas City

Chicago

Milwaukee

Minneapolis

Nash Finch

Newell

Buffalo

~~Boston~~

Cleveland

Detroit

Grand Rapids

Pittsburgh

Syracuse

Salt Lake City

Phoenix

Safeway

San Francisco

San Francisco All Other

EXCLUDED PRODUCE CUSTOMERS FROM “HQ” SALES COVERAGE

SuperValu

•	Albertsons SoCal
•	Albertsons Inter-Mountain West (NW & Salt Lake)
•	Shaw’s
•	SV Lancaster
•	SV Mechanicsville
•	SV Quincy